SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                              February 6, 2003
______________________________________________________________________________
                    (Date of earliest event reported)



                            Minden Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


 United States                      000-49882                     13-4203146
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)           (IRS Employer
of incorporation)                                          Identification No.)


 415 Main Street, Minden, Louisiana                             71058
______________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


                               (318) 377-0523
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         ______________           ___________

              99.1           Press Release dated February 6, 2003



ITEM 9.  Regulation FD Disclosure
         ________________________

    On February 6, 2003, Minden Bancorp, Inc. (the "Company") reported its earnings for the year ended December 31, 2002.

    For additional information, reference is made to the Company's press release dated February 6, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.





















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MINDEN BANCORP, INC.



Date: February 10, 2003      By:  /s/ A. David Evans
                                  --------------------------------
                                  A. David Evans
                                  President and Chief Executive Officer






















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